Exhibit 10.4

SECOND AMENDMENT TO
SECOND AMENDED AND RESTATED CREDIT AGREEMENT

THIS SECOND AMENDMENT TO SECOND AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT (this "Amendment") is entered into as of September 24, 2003, among ESSEX PORTFOLIO, L.P., a California limited partnership (the "Borrower"), the lenders party hereto (each, a "Lender," and collectively, the "Lenders"), and Bank of America, N.A., as administrative agent (the "Administrative Agent") for the Lenders.

RECITALS:

WHEREAS, the Borrower, Banc Of America Securities LLC, as sole lead arranger and sole book runner, the Agent and the Lenders are party to that certain Second Amended and Restated Revolving Credit Agreement, dated as of May 15, 2002, as amended by the First Modification Agreement to Second Amended and Restated Revolving Credit Agreement (as further amended from time to time, the "Credit Agreement").

WHEREAS, the Borrower has requested that the Lenders enter into certain amendments to the Credit Agreement, and the Lenders a party hereto have agreed to such amendments.

AGREEMENT:

NOW THEREFORE, in consideration of the mutual covenants and agreements herein contained, the parties hereto covenant and agree as follows:

  Definitions; References; Interpretation.

    Unless otherwise specifically defined herein, each term used herein (including in the Recitals hereof) which is defined in the Credit Agreement shall have the meaning assigned to such term in the Credit Agreement.

    As used herein, "Amendment Documents" means this Amendment, the Consent and Agreement of Guarantors related hereto, and the Credit Agreement (as amended by this Amendment).

    Each reference to "this Agreement," "hereof," "hereunder," "herein" and "hereby" and each other similar reference contained in the Credit Agreement, and each reference to "the Credit Agreement" and each other similar reference in the other Loan Documents, shall from and after the Amendment Date (as defined below) refer to the Credit Agreement, as amended hereby.

    The rules of interpretation set forth in Section 1.2 of the Credit Agreement shall be applicable to this Amendment.

  Amendment to Credit Agreement. Subject to the terms and conditions hereof, effective the date that all of the conditions set forth in Section 4 of this Amendment are met (the "Amendment Date"), the following amendments shall be effective:

    Section 6.9 of the Credit Agreement is amended to read in full as follows:

    "6.9 Maximum Total Liabilities to Gross Asset Value. Total Liabilities at the end of each calendar quarter shall not exceed fifty-five percent (55%) of Gross Asset Value at such time."

    Section 11.6 of the Credit Agreement is amended by inserting the following text at the end thereof:

  "Notwithstanding anything herein to the contrary, each of the parties hereto (and each employee, representative or other agent of any such party) may disclose without limitation of any kind, any information with respect to the "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) of the transactions contemplated hereby and all materials of any kind (including opinions or other tax analyses) that are provided to such party relating to such tax treatment and tax structure; provided that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the tax treatment or tax structure of the Loans, the Letters of Credit and the transactions contemplated hereby."

  Representations and Warranties. The Borrower hereby represents and warrants to the Administrative Agent and the Lenders as follows:

    No Default or Event of Default has occurred and is continuing (or would result from the amendment of the Credit Agreement contemplated hereby).

    The execution, delivery and performance by the Borrower of the Amendment Documents have been duly authorized by all necessary corporate and other action and do not and will not require any registration with, consent or approval of, or notice to or action by, any Person (including any Governmental Authority) in order to be effective and enforceable.

    The Amendment Documents constitute the legal, valid and binding obligations of the Borrower, enforceable against it in accordance with their respective terms, except to the extent that the enforceability thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium and other laws affecting creditor's rights generally and by equitable principles (regardless of whether enforcement is sought in equity or at law).

    On and as of the Amendment Date, all representations and warranties of the Borrower contained in the Credit Agreement are true and correct in all material respects (except to the extent such representations and warranties expressly refer to an earlier date, in which case they shall be true and correct as of such earlier date).

    The Borrower is entering into this Amendment on the basis of its own investigation and for its own reasons, without reliance upon the Administrative Agent and the Lenders or any other Person.

    The Borrower's obligations under the Credit Agreement and under the other Loan Documents are not subject to any defense, counterclaim, set-off, right of recoupment, abatement or other claim.

  Conditions of Effectiveness.

    The effectiveness of Section 2 of this Amendment shall be subject to the satisfaction of each of the following conditions precedent:

      The Administrative Agent shall have received from the Borrower and the Required Lenders a duly executed original (or, if elected by the Administrative Agent, an executed facsimile copy) of this Amendment.

      The Administrative Agent shall have received the consent of each party to a Guaranty, in form and substance satisfactory to the Administrative Agent, in their capacities as such, to the execution and delivery hereof by the Borrower.

      The Administrative Agent shall have received evidence of payment by the Borrower of all fees, costs and expenses due and payable as of the date hereof hereunder and under the Credit Agreement, including any fees arising under or referenced in Section 5 of this Amendment and any costs and expenses payable under Section 6(g) of this Amendment (including the Administrative Agent's costs, expenses and attorneys' fees, to the extent invoiced on or prior to the date hereof).

      The Administrative Agent shall have received all other documents it or the Required Lenders may reasonably request relating to any matters relevant hereto, all in form and substance satisfactory to the Administrative Agent.

    For purposes of determining compliance with the conditions specified in Section 4(a), each Lender that has executed this Amendment shall be deemed to have consented to, approved or accepted, or to be satisfied with, each document or other matter required thereunder to be consented to or approved by or acceptable or satisfactory to such Lender, unless, prior to the Amendment Date, the Administrative Agent shall have received notice from such Lender specifying its objection thereto.

    From and after the Amendment Date, the Credit Agreement is amended as set forth herein. Except as expressly amended pursuant hereto, the Credit Agreement shall remain unchanged and in full force and effect and is hereby ratified and confirmed in all respects.

    The Administrative Agent will notify the Borrower and the Lenders of the occurrence of the Amendment Date.

  Fee. The Borrower shall pay (through the Administrative Agent) to each Lender that executes and delivers this Amendment by no later than 12:00 p.m. (Pacific time) on September 24, 2003, a non- refundable fee equal to $5,000. Such amendment fee shall be fully-earned upon becoming due and payable, shall not be refundable for any reason whatsoever and shall be in addition to any fee, cost or expense otherwise payable by the Borrower pursuant to the Credit Agreement or this Amendment.

  Miscellaneous.

    The Borrower acknowledges and agrees that the execution and delivery by the Administrative Agent and the Lenders of this Amendment shall not be deemed to create a course of dealing or an obligation to execute similar waivers or amendments under the same or similar circumstances in the future.

    This Amendment shall be binding upon and inure to the benefit of the parties hereto and thereto and their respective successors and assigns.

    This Amendment shall be governed by and construed in accordance with the law of the State of California, without regard to any conflicts of laws principal.

    This Amendment may be executed in any number of counterparts, each of which shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument. Each of the parties hereto understands and agrees that this document (and any other document required herein) may be delivered by any party thereto either in the form of an executed original or an executed original sent by facsimile transmission to be followed promptly by mailing of a hard copy original, and that receipt by the Administrative Agent of a facsimile transmitted document purportedly bearing the signature of a Lender or the Borrower shall bind such Lender or the Borrower, respectively, with the same force and effect as the delivery of a hard copy original. Any failure by the Administrative Agent to receive the hard copy executed original of such document shall not diminish the binding effect of receipt of the facsimile transmitted executed original of such document of the party whose hard copy page was not received by the Administrative Agent.

    This Amendment and the other Amendment Documents contain the entire and exclusive agreement of the parties hereto with reference to the matters discussed herein. This Amendment supersedes all prior drafts and communications with respect hereto. This Amendment may not be amended except in accordance with the provisions of Section 11.1 of the Credit Agreement.

    If any term or provision of this Amendment shall be deemed prohibited by or invalid under any applicable law, such provision shall be invalidated without affecting the remaining provisions of this Amendment, the Credit Agreement or the Loan Documents.

    The Borrower agrees to pay or reimburse the Administrative Agent upon demand, for all reasonable costs and expenses (including reasonable attorneys' fees and expenses) incurred by the Administrative Agent in connection with the development, preparation, negotiation, execution and delivery of the Amendment Documents.

[Signature pages follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

ESSEX PORTFOLIO, L.P.,
a California limited partnership

By:ESSEX PROPERTY TRUST, INC.,
A Maryland corporation, its General Partner

By:______________________
Name:______________________
Title:______________________

BANK OF AMERICA, N.A.,
as Administrative Agent and Lender

By:______________________
Name:______________________
Title:______________________

UNION BANK OF CALIFORNIA, N.A.,
as Lender

By:______________________
Name:______________________
Title:______________________

BANK ONE, N.A.,
as Lender

By:______________________
Name:______________________
Title:______________________

COMERICA BANK,
as Lender

By:______________________
Name:______________________
Title:______________________

KEYBANK, NATIONAL ASSOCIATION,
as Lender

By:______________________
Name:______________________
Title:______________________

PNC BANK, NATIONAL ASSOCIATION,
as Lender

By:______________________
Name:______________________
Title:______________________

EUROHYPO AG, NEW YORK BRANCH
as Lender
(formerly, Dresdner Bank, AG, New York and Grand Cayman Branches)

By:______________________
Name:______________________
Title:______________________

By:______________________
Name:______________________
Title:______________________

CHEVY CHASE BANK, F.S.B.,
as Lender

By:______________________
Name:______________________
Title:______________________

CONSENT AND AGREEMENT OF GUARANTORS

Each of the undersigned, in its capacity as a Guarantor, acknowledges that its consent to the foregoing Second Amendment To Second Amended And Restated Revolving Credit Agreement (the "Amendment") is not required, but each of the undersigned nevertheless does hereby consent to the foregoing Amendment and to the agreements referred to therein. Nothing herein shall in any way limit any of the terms or provisions of the Guaranty of the undersigned or any other Loan Document executed by the undersigned (as the same may be amended from time to time), all of which are hereby ratified and affirmed in all respects. This Consent and Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument.

GUARANTORS:

ESSEX PROPERTY TRUST, INC., a Maryland corporation By:___________________ Name:___________________ Title:___________________

JMS ACQUISITION LLC, a Delaware limited liability company

By: ESSEX PORTFOLIO, L.P., a California limited partnership, its sole member and manager

By: Essex Property Trust, Inc., a Maryland corporation, its General Partner

By:___________________

Name:___________________

Title:___________________

JAYSAC, LTD, a Texas limited partnership By: JAYSAC GP CORP., a Delaware corporation, its General Partner By:___________________ Name:___________________ Title:___________________	JAYSAC GP CORP., a Delaware corporation By:___________________ Name:___________________ Title:___________________